SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under ss. 240.14a-12


                              Petramerica Oil, Inc.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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2. Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4. Proposed maximum aggregate value of transaction:

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5. Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
                          ------------------------------------------------------
2. Form, Schedule or Registration Statement No.:
                                                --------------------------------
3. Filing Party:
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4. Date Filed:
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

                              PETRAMERICA OIL, INC.
                           One Harbor Drive, Suite 300
                           Sausalito, California 94965

                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2006

     To our Shareholders:

     You are cordially invited to attend a Special Meeting of the Shareholders of Petramerica Oil, Inc. (the "Company"). The Special Meeting will be held on August 14, 2006 at 10:00 a.m. local time at our executive offices located at One Harbor Drive, Suite 300, Sausalito, California 94965, or at any adjournment or postponement thereof, for the following purposes:

     1. To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of no par common stock from 20,000,000 shares to 100,000,000 shares.

     2. To consider and vote upon changing the Company's name to Triton Distribution Systems, Inc.

     3. To consider and vote upon approving the Company's 2006 Equity Incentive Plan

     4. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on July 28, 2006 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     We urge you to review these materials carefully and to use this opportunity to take part in the Company's affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                 Gregory Lykiardopoulos, Chief Executive Officer

July 31, 2006

                                 PROXY STATEMENT

                              PETRAMERICA OIL, INC.
                           One Harbor Drive, Suite 300
                           Sausalito, California 94965
                            Telephone: (415) 339-4600

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2006

         INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General Information

     The Board of Directors (the "Board") of Petramerica Oil, Inc., a Colorado corporation (sometimes referred to as the "Company" or "Petramerica Oil"), is providing this Proxy Statement in connection with a Special Meeting of Stockholders, which will take place on August 14, 2006 and at any postponement or adjournment thereof (the "Special Meeting"). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope and your shares will be voted in accordance with your wishes.

What is the Purpose of the Special Meeting?

     At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, including considering and acting upon a proposal to amend Petramerica Oil's Articles of Incorporation to (a) increase our number of authorized shares of no par value common stock from 20,000,000 to 100,000,000 shares and (b) change our name to Triton Distribution Systems, Inc., and to approve the Company's 2006 Equity Incentive Plan.

Are there other Matters to be Voted on at the Special Meeting?

     The Board of Directors does not know of any other matters that may come before the Special Meeting. Colorado law and Petramerica Oil's Bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

Who Can Vote at the Special Meeting?

     In order to vote, you must have been a shareholder of record at the close of business on July 28, 2006 (which is referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

     On the record date, there were 38,441,951 shares of Petramerica Oil's common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

How do I Vote?

     You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

     Any shareholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

Voting in Person

     Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

What Constitutes a Quorum?

     In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What Vote is Required to Approve the Amendment to Our Articles of Incorporation to Increase the Authorized Shares of Common Stock, to Change Our Name to Triton Distribution Systems, Inc. and to Permit Shareholder Action by Written Consent without Unanimous Approval?

     If a quorum exists, the affirmative vote of the majority of the shares of common stock represented at the meeting and entitled to vote is required to approve the amendment of the Articles of Incorporation to (a) increase the shares of our authorized common stock and (b) change our name to Triton Distribution Systems, Inc., and to approve the Company's 2006 Equity
Incentive Plan.

How Will Votes be Counted?

     You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," such abstention shall be treated as shares that are present but that have not been voted and accordingly, will be treated as a "no" vote in determining whether a proposal is approved. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" the amendment of the Articles of Incorporation to increase the authorized shares of common stock , change our name to Triton Distribution Systems, Inc. and permit shareholder action by written consent without unanimous approval and in the discretion of the proxy holders on any other matters that properly come before the Special Meeting).

     In accordance with Colorado law, if a shareholder abstains from voting on an action, that shareholder's shares will still be counted for determining whether the requisite number of shareholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a "broker non-vote"), but does vote on other actions, the shares will still be counted for determining whether the requisite number of shareholders attended the meeting. Broker non-votes are counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will be treated as a "no" vote on any matters being voted on at the Special Meeting.

             PROPOSAL 1: AMENDMENT TO THE ARTICLES OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                       COMMON STOCK TO 100,000,000 SHARES

General Information
-------------------

     Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders, for their approval, a proposal to amend Petramerica Oil's Articles of Incorporation to increase the number of authorized shares of no par common stock from 20,000,000 to 100,000,000 shares.

Reasons for the Proposed Amendment
----------------------------------

     The increase in the number of authorized shares of common stock may assist us in future financing and will provide sufficient authorized shares of common stock to permit conversion of our shares of preferred stock to common stock.

Vote Required
-------------

     If a quorum is present, the affirmative vote of a majority of the votes cast will be required for approval of the amendment.

Recommendation
--------------

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO PETRAMERICA OIL'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NO PAR COMMON STOCK FROM 20,000,000 TO 100,000,000 SHARES.

      PROPOSAL 2: AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE
            NAME OF THE COMPANY TO TRITON DISTRIBUTION SYSTEMS, INC.

General Information
-------------------

     Our Board of Directors has unanimously adopted a resolution approving and recommending to our shareholders, for their approval, a proposal to amend Article First of Petramerica Oil, Inc.'s Articles of Incorporation to change the name of the Company to Triton Distribution Systems, Inc. The form of the proposed amendment to the Articles of Incorporation is as follows:

     "FIRST: The name of the corporation is Triton Distribution Systems, Inc."

Reasons For The Proposed Amendment
----------------------------------

     The changing of the Company's name to Triton Distribution Systems, Inc. will more accurately reflect the Company's business.

Vote Required
-------------

     If a quorum is present, the affirmative vote of a majority of the votes cast will be required for approval of the amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE AMENDMENT TO PETRAMERICA OIL, INC.'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO TRITON DISTRIBUTION SYSTEMS, INC.

                      PROPOSAL 3: RATIFICATION AND APPROVAL
                   OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN

     The Board of Directors acting as the Company's Compensation Committee approved the Petramerica Oil, Inc. 2006 Equity Incentive Plan (the "Incentive Plan") subject to shareholder approval.

Summary of the Incentive Plan
-----------------------------

     The following is a summary of the terms of the Incentive Plan. This summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Exhibit A.

     The Incentive Plan is designed to enable us and our affiliates to provide a means to attract able employees, directors, and consultants by providing a means whereby those individuals upon whom the responsibilities for the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the Company and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the success of the Company and its affiliates. A further purpose of the Incentive Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. Accordingly, the Incentive Plan provides for the following:

     o Discretionary grants to our employees and to the employees of our subsidiary corporations of stock options that constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options"); and

     o Discretionary grants to employees, consultants, and directors of the Company and its affiliates of (a) stock options that do not constitute Incentive Stock Options ("Nonstatutory Stock Options"), (b) shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances ("Restricted Stock"), (c) shares of Common Stock, cash payments, or a combination thereof that may be earned based on the satisfaction of various performance measures ("Performance Awards"), and (d) shares of Common Stock, cash payments or a combination thereof which vest over a period of time ("Phantom Stock Awards").

Number of Shares Subject to the Incentive Plan
----------------------------------------------

     The aggregate maximum number of shares of Common Stock that may be issued under the Incentive Plan is 4,300,000 shares.

Administration
--------------

     The Incentive Plan will be administered by the Board acting as the committee or a committee (the "Committee") of, and appointed by, the Board comprised solely of two or more non-employee directors who also qualify as "outside directors" (as defined under Section 162(m) of the Code). The Board will serve as the Committee to initially administer the Incentive Plan.

     The Committee will have full authority, subject to the terms of the Incentive Plan, to establish rules and regulations for the proper administration of the Incentive Plan, to select the employees, consultants, and directors to whom awards are granted, and to set the date of grant, the type of award that will be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual's duties and present and potential contributions to the Company's success.

Eligibility
-----------

     All employees, consultants and directors of the Company and its affiliates are eligible to participate in the Incentive Plan. The selection of those employees, consultants and directors, to receive Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock awards, Performance Awards, Phantom Stock Awards, or any combination thereof, is within the discretion of the Committee. However, Incentive Stock Options may be granted only to our employees and to employees of our subsidiary corporations.

Term of Incentive Plan
----------------------

     The Incentive Plan became effective as of June 12, 2006, the date of its adoption by the Board, provided the Incentive Plan is approved by the shareholders of the Company within twelve months. The Incentive Plan will terminate once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the Incentive Plan at any time with respect to any shares of Common Stock for which awards have not been granted.

Stock Options
-------------

     The term of each option will be as specified by the Committee at the date of grant (but not more than 10 years). Generally, an option must be exercised within three months of the termination of an optionee's employment, consulting relationship or membership on the Board. The option price will be determined by the Committee and will be no less than the fair market value of the shares on the date that the option is granted. If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock having more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted. The number of shares subject to each option will be determined by the Committee.

     The status of each option granted to an employee as either an Incentive Stock Option or a Nonstatutory Stock Option will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Nonstatutory Stock Options. All options granted to consultants and non-employee directors will be Nonstatutory Stock Options.

     The option price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash, check, promissory note, other shares of Common Stock owned by the optionee, consideration from a licensed broker under a cashless exercise program, a reduction of any liability from the Company to the optionee or by any combination of the foregoing.

     All options will be evidenced by a written contract containing provisions consistent with the Incentive Plan and such other provisions as the Committee deems appropriate. An Incentive Stock Option and a Nonstatutory Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative.

Restricted Stock
----------------

     Pursuant to a Restricted Stock award, shares of Common Stock will be issued or delivered to the employee, consultant or director at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock awards, including but not limited to rules pertaining to the effect of the termination of employment or service as a consultant or a director of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may establish other terms and conditions for the issuance of Restricted Stock under the Incentive Plan.

Performance Awards
-----------------

     The Committee may, in its sole discretion, grant Performance Awards under the Incentive Plan that may be paid in cash, Common Stock or a combination thereof as determined by the Committee. At the time of the grant, the Committee will establish the maximum number of shares of Common Stock subject to, or the maximum value of, each Performance Award and the performance period over which the performance applicable to the award will be measured. A Performance Award will terminate if the recipient's employment or service as a consultant or director of the Company and its affiliates terminates during the applicable performance period, except as otherwise determined by the Committee.

Phantom Stock Awards
--------------------

     Phantom Stock Awards under the Incentive Plan are awards of the right to receive Common Stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the recipient of a Phantom Stock Award. A Phantom Stock Award may include a stock appreciation right that is granted independently of a stock option. A Phantom Stock Award will terminate if the recipient's employment or service as a consultant or director of the Company and its affiliates terminates during the applicable vesting period, except as otherwise determined by the Committee.

     Payment of a Phantom Stock Award may be made in cash, Common Stock or a combination thereof. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may establish other terms and conditions for Phantom Stock Awards under the Incentive Plan.

Corporate Change and Other Adjustments
--------------------------------------

     The Incentive Plan provides that, upon changes in capitalization, dissolution or liquidation or merger or asset sale certain adjustments may be made and the Committee may accelerate the vesting of options, cancel options and cause the Company to make payments in respect thereof in cash, or adjust the outstanding options as appropriate in certain circumstances.

     The maximum number of shares that may be issued under the Incentive Plan, as well as the number and price of shares of Common Stock or other consideration subject to an award under the Incentive Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations after an award is granted.

Amendment and Termination
-------------------------

     The Board may from time to time amend, alter or terminate the Incentive Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant's consent. Further, without the prior approval of our shareholders, the Board may not amend the Incentive Plan to change the class of eligible individuals or increase the number of shares of Common Stock that may be issued under the Incentive Plan.

United States Federal Income Tax Aspects of the Incentive Plan
--------------------------------------------------------------

     Incentive Stock Options. Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, we would not be entitled to any deduction for compensation paid for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

     Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

     Nonstatutory Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a Nonstatutory Stock Option such as those under the Incentive Plan (whether or not including a stock appreciation right), and we are not entitled to a tax deduction for compensation paid by reason of such grant. Generally, upon the exercise of a Nonstatutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Nonstatutory Stock Option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

     Upon a subsequent disposition of the shares received upon exercise of a Nonstatutory Stock Option or a stock appreciation right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonstatutory Stock Option or stock appreciation right.

     Restricted Stock. The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

     Performance Awards and Phantom Stock Awards. An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company.

     Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Our ability to deduct compensation income generated in connection with the exercise of stock options and stock appreciation rights granted by the Committee under the Incentive Plan should not be limited by Section 162(m) of the Code and the regulations issued thereunder. Further, we believe that our deduction for compensation income generated in connection with Performance Awards granted by the Committee under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether Restricted Stock awards granted by the Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made by the holder under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock award granted by the Committee is based solely upon the satisfaction of one of the Performance Measures set forth in the Incentive Plan, then we believe that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock awards granted by the Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in the award (such as the occurrence of a change in control or vesting based upon continued service with the Company). Compensation income generated in connection with Phantom Stock Awards (other than stock appreciation rights granted by the Committee).

     The comments set forth in this section are only a summary of certain of the United States federal income tax consequences relating to the Incentive Plan. No consideration has been given to the effects of state, local, foreign, or other tax laws on the Incentive Plan or award recipients.

Vote Required
-------------

     If a quorum is present, the affirmative vote of a majority of votes cast will be required for approval of the Incentive Plan.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE INCENTIVE PLAN.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     As of July 17, 2006, there were 38,441,951 shares of common stock outstanding. The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this Report by
(i) each person who is known by us to own beneficially more than 5% of our outstanding common stock; (ii) each of our executive officers and directors; and
(iii) all of our executive officers and directors as a group. Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.

Name of Beneficial Owner                        Shares           Percentage
                                         Beneficially Owned  Beneficially Owned
------------------------------------     ------------------  ------------------
Gregory Lykiardopoulos                        12,758,764 (1)              33.2%

Kevin Pickard                                          0                     0%

L. Michael Underwood                           2,400,441 (2)               6.2%

Stephen Garland                                  373,137                   1.0%

Earnest Mathis, Jr.                              797,980                   2.1%

D. Rick Hayes                                    797,980                   2.1%

West Hampton Special
   Situations Fund, LLC
   L. Michael Underwood, Manager               4,471,508                  11.6%

The Elevation Fund, LLC
   Lance J. Baller, Manager                    4,471,508                  11.6%

Battersea Capital, Inc.                        2,400,441                   6.2%

All executive officers and directors
 as a group (5 persons)                       14,727,861                  38.3%
____________________________________

(1) Includes 1,492,550 shares owned by Mr. Lykiardopoulos, 5,669,152 shares owned by Hawk Investments Ltd., 3,358,237 shares owned by Marin Northcoast LLC and 2,238,825 owned by Barbaree LLC. Mr. Lykiardopoulos is the managing member of each company.

(2) Does not include 4,471,508 shares owned by West Hampton Special Situations Fund, LLC, a venture investment fund of which Mr. Underwood is the manager.


                                  OTHER MATTERS

Inspector of Election

     A representative of Computershare Trust Company, Inc., Petramerica Oil's transfer agent, will tabulate the votes and act as the inspector of election.

Stockholder Proposals and Director Nominations

     If you would like to make a proposal at Petramerica Oil's 2007 annual stockholders' meeting or any special meeting held in lieu of the 2007 annual stockholders' meeting, you must comply with the notice provisions in Petramerica Oil's Bylaws. To make such a proposal, you must give Petramerica Oil written notice describing the proposal not less than ninety days or more than one hundred twenty days before the scheduled date of the annual stockholder meeting and you must be a record or beneficial stockholder at the time of the notice and entitled to vote at such meeting. Such proposal will also need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Costs of Solicitation

     Petramerica Oil will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

July 31, 2006                    Gregory Lykiardopoulos, Chief Executive Officer

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                              PETRAMERICA OIL, INC.
                           TO BE HELD AUGUST 14, 2006

     The undersigned hereby appoints Gregory Lykiardopoulos as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Petramerica Oil, Inc. held of record by the undersigned on July 28, 2006, at the Special Meeting of Shareholders to be held August 14, 2006, or any adjournment or postponement thereof.

     1. To amend the Company's Articles of Incorporation to increase the Number of shares of no par common stock to 100,000,00 shares.

     FOR _____                  AGAINST _____                WITHHOLD VOTE _____

     2. To amend the Company's Articles of Incorporation to change our name to Triton Distribution Systems, Inc.

     FOR _____                  AGAINST _____                WITHHOLD VOTE _____

     3. To ratify and approve the Company's 2006 Equity Incentive Plan.

     FOR _____                  AGAINST _____                WITHHOLD VOTE _____

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS SET FORTH ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      --------------------------         ---------------------------------------
                                         Print Name

PLEASE MARK, SIGN, DATE                  ---------------------------------------
AND RETURN THE PROXY                     Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                         ---------------------------------------
                                         Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS. _____

                              PETRAMERICA OIL, INC.



                           2006 EQUITY INCENTIVE PLAN




                                TABLE OF CONTENTS

SECTION 1:  BACKGROUND, PURPOSE AND DURATION...................................1
--------------------------------------------
         1.1  Background and Effective Date....................................1
         ----------------------------------
1.2  Purpose of the Plan.......................................................1
------------------------
         1.3  Duration of the Plan.............................................1
         -------------------------
         1.4  Termination of Old Plans.........................................1
         -----------------------------
SECTION 2  DEFINITIONS.........................................................1
----------------------
         2.1  1934 Act.........................................................1
         -------------
         2.2  Affiliate........................................................1
         --------------
         2.3  Affiliated SAR...................................................2
         -------------------
         2.4  Applicable Laws..................................................2
         --------------------
         2.5  Award............................................................2
         ----------
         2.6  Award Agreement..................................................2
         --------------------
         2.7  Board or Board of Directors......................................2
         --------------------------------
         2.8  Code.............................................................2
         ---------
         2.9  Committee........................................................2
         --------------
         2.10  Company.........................................................2
         -------------
         2.11  Consultant......................................................2
         ----------------
         2.12  Director........................................................2
         --------------
         2.13  Disability......................................................2
         ----------------
         2.14  Employee........................................................2
         --------------
         2.15  ERISA...........................................................2
         -----------
         2.16  Fair Market Value...............................................3
         -----------------------
         2.17  Freestanding SAR................................................3
         ----------------------
         2.18  Incentive Stock Option..........................................3
         ----------------------------
         2.19  Nonqualified Stock Option.......................................3
         -------------------------------
         2.20  Option..........................................................3
         ------------
         2.21  Option Price....................................................3
         ------------------
         2.22  Participant.....................................................3
         -----------------
         2.23  Performance Share...............................................3
         -----------------------
         2.24  Performance Unit................................................3
         ----------------------
         2.25  Period of Restriction...........................................3
         ---------------------------
         2.26  Plan............................................................3
         ----------
         2.27  Restricted Stock................................................4
         ----------------------
         2.28  Retirement......................................................4
         ----------------
         2.29  Rule 16b-3......................................................4
         ----------------
         2.30  Section 16 Person...............................................4
         -----------------------
         2.31  Shares..........................................................4
         ------------
         2.32  Stock Appreciation Right or SAR.................................4
         -------------------------------------
         2.33  Subsidiary......................................................4
         ----------------
         2.34  Tandem SAR......................................................4
         ----------------
         2.35  Termination of Employment.......................................4
         -------------------------------
SECTION 3  ADMINISTRATION......................................................4
-------------------------
         3.1  The Committee....................................................4
         ------------------
         3.2  Authority of the Committee.......................................4
         -------------------------------
         3.3  Decisions Binding................................................5
         ----------------------
SECTION 4  SHARES SUBJECT TO THE PLAN..........................................5
-------------------------------------
         4.1  Shares Available.................................................5
         ---------------------
         4.1.1  Maximum Shares Available Under Plan............................5
         ------------------------------------------

         4.1.5  Adjustments....................................................5
         ------------------
         4.2  Number of Shares.................................................5
         ---------------------
         4.2  Lapsed Awards....................................................6
         ------------------
SECTION 5  STOCK OPTIONS.......................................................6
------------------------
         5.1  Grant of Options.................................................6
         ---------------------
         5.2  Award Agreement..................................................6
         --------------------
         5.3  Option Price.....................................................6
         -----------------
                  5.3.1  Nonqualified Stock Options                            6
                  ---------------------------------
                  5.3.2  Incentive Stock Options                               6
                  ------------------------------
                  5.3.3  Substitute Options                                    6
                  -------------------------
         5.4  Expiration of Options............................................7
         --------------------------
                  5.4.1  Expiration Dates                                      7
                  -----------------------
                  5.4.2  Committee Discretion                                  7
                  ---------------------------
         5.5  Exercise of Options..............................................7
         ------------------------
         5.6  Payment..........................................................7
         ------------
         5.7  Restrictions on Share Transferability............................8
         ------------------------------------------
         5.8  Certain Additional Provisions for Incentive Stock Options........8
         --------------------------------------------------------------
                  5.8.1  Exercisability                                        8
                  ---------------------
                  5.8.2  Termination of Employment                             8
                  --------------------------------
                  5.8.3  Company and Subsidiaries                              8
                  -------------------------------
                  5.8.4  Expiration                                            8
                  -----------------
         5.9  Nontransferability...............................................9
         -----------------------
SECTION 6  STOCK APPRECIATION RIGHTS...........................................9
------------------------------------
         6.1  Grant of SARs....................................................9
         ------------------
         6.2  Exercise of Tandem SARs..........................................9
         ----------------------------
                  6.2.1  ISOs                                                  9
                  -----------
         6.3  Exercise of Affiliated SARs......................................9
         --------------------------------
         6.4  Exercise of Freestanding SARs....................................9
         ----------------------------------
         6.5  SAR Agreement....................................................9
         ------------------
         6.6  Expiration of SARs...............................................9
         -----------------------
         6.7  Payment of SAR Amount............................................9
         --------------------------
         6.8  Nontransferability of SARs......................................10
         -------------------------------
Section 7  RESTRICTED STOCK...................................................10
---------------------------
         7.1  Grant of Restricted Stock.......................................10
         ------------------------------
         7.2  Restricted Stock Agreement......................................10
         -------------------------------
         7.3  Transferability.................................................10
         --------------------
         7.4  Other Restrictions..............................................10
         -----------------------
         7.5  Removal of Restrictions.........................................10
         ----------------------------
         7.6  Voting Rights...................................................11
         ------------------
         7.7  Dividends and Other Distributions...............................11
         --------------------------------------
         7.8  Return of Restricted Stock to Company...........................11
         ------------------------------------------
         7.9  Repurchase Option...............................................11
         ----------------------
SECTION 8  PERFORMANCE UNITS AND PERFORMANCE SHARES...........................11
---------------------------------------------------
         8.1  Grant of Performance Units/Shares...............................11
         --------------------------------------
         8.2  Value of Performance Units/Shares...............................11
         --------------------------------------
         8.3  Earning of Performance Units/Shares.............................11
         ----------------------------------------
         8.4  Form and Timing of Performance Units/Shares.....................12
         ------------------------------------------------
         8.5  Cancellation of Performance Units/Shares........................12
         ---------------------------------------------
         8.6  Nontransferability..............................................12
         -----------------------
SECTION 9  BENEFICIARY DESIGNATION............................................12
----------------------------------
SECTION 10  DEFERRALS.........................................................12
---------------------

SECTION 11  RIGHTS OF EMPLOYEES AND CONSULTANTS...............................12
-----------------------------------------------
         11.1  No Effect on Employment or Service.............................12
         ----------------------------------------
         11.2  Participation..................................................12
         -------------------
SECTION 12  AMENDMENT, SUSPENSION, OR TERMINATION.............................13
-------------------------------------------------
SECTION 13  TAX WITHHOLDING...................................................13
---------------------------
         13.1  Withholding Requirements.......................................13
         ------------------------------
         13.2  Shares Withholding.............................................13
         ------------------------
SECTION 14  INDEMNIFICATION...................................................13
---------------------------
SECTION 15  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,
DISSOLUTION, MERGER OR ASSET SALE.............................................13
---------------------------------
         15.1  Changes in Capitalization......................................13
         -------------------------------
         15.2  Dissolution or Liquidation.....................................14
         --------------------------------
         15.3  Merger or Asset Sale...........................................14
         --------------------------
SECTION 16  CONDITIONS UPON ISSUANCE OF SHARES................................15
----------------------------------------------
         16.1  Legal Compliance...............................................15
         ----------------------
         16.2  Investment Representations.....................................15
         --------------------------------
SECTION 17  INABILITY TO OBTAIN AUTHORITY.....................................15
-----------------------------------------
SECTION 18  RESERVATION OF SHARES.............................................15
---------------------------------
SECTION 19  LEGAL CONSTRUCTION................................................15
------------------------------
         19.1  Gender and Number..............................................15
         -----------------------
         19.2  Severability...................................................15
         ------------------
         19.3  Requirements of Law............................................15
         -------------------------
         20.4  Securities Law Compliance......................................15
         -------------------------------
         19.5  Governing Law..................................................16
         -------------------
         19.6  Captions.......................................................16
         --------------

                             PETRAMERICA OIL, INC.

                           2006 Equity Incentive Plan


     Petramerica Oil, Inc. hereby adopts the 2006 Equity Incentive Plan, effective as of June 12, 2006, as follows:

                                   SECTION 1.
                        BACKGROUND, PURPOSE AND DURATION

     1.1 Background and Effective Date. The Plan provides for the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (or SARs), Restricted Stock, Performance Units, and Performance Shares. The Plan is adopted and effective as of June 12, 2006, subject to approval by the stockholders of the Company within twelve (12) months. The Company will seek stockholder approval in the manner and to the degree required under Applicable Laws. Awards may be granted prior to the receipt of stockholder approval, but such grants shall be null and void if such approval is not in fact received within twelve (12) months.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

     1.3 Duration of the Plan. The Plan shall commence on the date specified in
Section 1.1 and subject to SECTION 12 (concerning the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after June 12, 2006.

     1.4 Termination of Old Plans. Any existing stock option plans shall terminate effective upon stockholder approval of this Plan, and no further grants of awards shall be made under those plans after the date of such approval. The termination of those plans will not affect the rights of holders of options previously granted and outstanding under those plans.

                                    SECTION 2
                                   DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

     2.3 "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

     2.4 "Applicable Laws" means the requirements relating to the administration of equity plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

     2.5 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

     2.6 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

     2.7 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.9 "Committee" means the committee appointed by the Board to administer the Plan pursuant to Section 3.1.

     2.10 "Company" means Petramerica Oil, Inc., a Colorado corporation, or any successor thereto.

     2.11 "Consultant" means an individual who provides significant services to the Company and/or an Affiliate, including a Director who is not an Employee.

     2.12 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.13 "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

     2.14 "Employee" means an employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     2.16 "Fair Market Value" means as of any date, the value of a Share determined as follows:

     (a) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

     (b) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Share shall be the mean between the high bid and low asked prices for the Shares on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

     (c) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

     2.17 "Freestanding SAR" means a SAR that is granted independently of any Option.

     2.18 "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.19 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

     2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.21 "Option Price" means the price at which a Share may be purchased pursuant to an Option.

     2.22 "Participant" means an Employee, Consultant or Director who has an outstanding Award.

     2.23 "Performance Share" means an Award granted to an Employee pursuant to
SECTION 8 having an initial value equal to the Fair Market Value of a Share on the date of grant.

     2.24 "Performance Unit" means an Award granted to an Employee pursuant to
SECTION 8 having an initial value (other than the Fair Market Value of a Share) that is established by the Committee at the time of grant.

     2.25 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions.

     2.26 "Plan" means the Petramerica Oil, Inc. 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.27 "Restricted Stock" means an Award granted to a Participant pursuant to
SECTION 7.

     2.28 "Retirement" means, in the case of an Employee, a Termination of Employment by reason of the Employee's retirement at or after age 62.

     2.29 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

     2.30 "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

     2.31 "Shares" means the shares of common stock of the Company.

     2.32 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to the terms of SECTION 7 is designated as an SAR.

     2.33 "Subsidiary" means any "subsidiary corporation" (other than the Company) as defined in Code Section 424(f).

     2.34 "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

     2.35 "Termination of Employment" means a cessation of the employee-employer or director or other service arrangement relationship between an Employee, Consultant or Director and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment or re-engagement by the Company or an Affiliate.

                                   SECTION 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Board of Directors or by a committee of the Board that meets the requirements of this Section 3.1 (hereinafter referred to as "the Committee"). The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. At such time as the Company has independent directors, any Committee shall be comprised solely of Directors who are both "outside directors" under Rule 16b-3 and "independent directors" under the requirements of any national securities exchange or system upon which the Shares are then listed and/or traded.

     3.2 Authority of the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees, Consultants and Directors shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.

     The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to Section 16 Persons.

     3.3 Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

     4.1 Shares Available.

     4.1.1 Maximum Shares Available under Plan. The aggregate number of Shares available for issuance under the Plan may not exceed four million three hundred thousand (4,300,000) Shares. Such shares may be authorized but unissued shares or treasury shares.

     4.1.2 Adjustments. All Share numbers in this Section 4.1 are subject to adjustment as provided in SECTION 15.

     4.2 Number of Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

     (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

     (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

     4.3 Lapsed Awards. If an Award is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

                                    SECTION 5
                                  STOCK OPTIONS

     5.1 Grant of Options. Options may be granted to Employees, Consultants and Directors at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     5.3 Option Price. Subject to the provisions of this Section 5.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.

     5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

     5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to
Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

     5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

     5.4 Expiration of Options. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed in Section 5.4.1, subject to Section 5.4.2.

     5.4.1 Expiration Dates.

     (a) The date for termination of the Option set forth in the Award
Agreement;

     (b) The expiration of ten years from the date the Option was granted, or

     (c) The expiration of three months from the date of the Participant's Termination of Employment for a reason other than the Participant's death, Disability or Retirement, or

     (d) The expiration of twelve months from the date of the Participant's Termination of Employment by reason of Disability, or

     (e) The expiration of twelve months from the date of the Participant's death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

     5.4.2 Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option. The foregoing discretionary authority is subject to the limitations and restrictions on Incentive Stock Options set forth in Section 5.8.

     5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     5.6 Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

     (a) cash;

     (b) check;

     (c) promissory note;

     (d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

     (e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate "same day" exercises and sales of Options;

     (f) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

     (g) any combination of the foregoing methods of payment; or

     (h) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

     5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

     5.8 Certain Additional Provisions for Incentive Stock Options.

     5.8.1 Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

     5.8.2 Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

     5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company and/or a Subsidiary at the time of grant.

     5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

     5.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under
SECTION 9. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 6
                            STOCK APPRECIATION RIGHTS

     6.1 Grant of SARs. An SAR may be granted to an Employee, Consultant or Director at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.

     6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     6.2.1 ISOs. Notwithstanding any contrary provision of the Plan, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

     6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

     6.5 SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.6 Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (pertaining to Options) also shall apply to SARs.

     6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     6.8 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
SECTION 9. An SAR granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant.

                                   SECTION 7
                                RESTRICTED STOCK

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants or Directors in such amounts as the Committee, in its sole discretion, shall determine.

     7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     7.3 Transferability. Except as provided in this SECTION 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:


          "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Petramerica Oil, Inc. 2006 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Petramerica Oil, Inc."

     7.5 Removal of Restrictions. Except as otherwise provided in this SECTION 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

     7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 7.5, upon the earlier of (a) the Participant's Termination of Employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.3, again shall become available for grant under the Plan.

     7.9 Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Committee.

                                    SECTION 8
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees, Consultants or Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     8.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the "Performance Period".

     8.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/Share.

     8.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

     8.5 Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's Termination of Employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.3, the Shares subject thereto shall again be available for grant under the Plan.

     8.6 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
SECTION 9. A Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                   SECTION 9
                             BENEFICIARY DESIGNATION

     If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the Committee or executor of the Participant's estate.

                                   SECTION 10
                                    DEFERRALS

     The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 11
                       RIGHTS OF EMPLOYEES AND CONSULTANTS

     11.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause.

     11.2 Participation. No Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                   SECTION 12
                      AMENDMENT, SUSPENSION, OR TERMINATION

     The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Applicable Laws, no alteration or amendment shall be effective without further stockholder approval. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                   SECTION 13
                                 TAX WITHHOLDING

     13.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

     13.2 Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the minimum statutory tax withholding obligation, in whole or in part, by delivering to the Company Shares already owned for more than six (6) months having a value equal to the amount required to be withheld. The value of the Shares to be delivered will be based on their Fair Market Value on the date of delivery.

                                   SECTION 14
                                 INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 15
  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

     15.1 Changes in Capitalization; No Award Repricing. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Further, except for the adjustments provided herein, no Award may be amended to reduce its initial exercise price, and no Award may be cancelled and replaced with an Award with a lower price.

     15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

     15.3 Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

                                   SECTION 16
                       CONDITIONS UPON ISSUANCE OF SHARES

     16.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     16.2 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                                   SECTION 17
                          INABILITY TO OBTAIN AUTHORITY

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                                   SECTION 18
                              RESERVATION OF SHARES

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                   SECTION 19
                               LEGAL CONSTRUCTION

     19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws.

     19.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     19.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.